Exhibit 10.51

AMENDMENT 4 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT 4 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of February 23, 2024 by and between LIFETIME BRANDS, INC., a Delaware corporation (“LBI”), in its capacity as the administrative agent for the Sellers (in such capacity, the “Seller Agent”), as a “Seller” (a “Seller”), and in its capacity as initial “Servicer”, and HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association with an office at 452 Fifth Avenue, New York, New York 10018 (the “Purchaser”).
RECITALS
WHEREAS, LBI and the Purchaser are party to that certain Receivables Purchase Agreement, dated as of September 30, 2016, as amended by that certain Amendment 1 to the Receivables Purchase Agreement, dated October 9, 2020, that certain Amendment to Receivables Purchase Agreement (SOFR Transition), dated as of January 6, 2023, and that certain Amendment to Receivables Purchase Agreement, dated as of December 21, 2023 (as the same may be amended, modified, supplemented, restated from time to time, the “RPA”), between LBI, as Seller Agent, Seller and initial Servicer as therein provided, and Purchaser.
WHEREAS, the Seller Agent, Seller, Servicer and the Purchaser wish, on the terms and subject to the conditions hereinafter set forth, to modify the RPA as set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:
Section 1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the RPA unless the context otherwise requires.
Section 2. Amendments. On the Amendment Effective Date (as defined below), the RPA shall be amended as follows:
(a)    The definition of “Discount Rate” in Exhibit A to the RPA is deleted in its entirety and replaced by the following:
“Discount Rate”: A rate equal to Term SOFR plus 1.15% per annum.
(b)    The definition of “Repurchase Rate” in Exhibit A to the RPA is deleted in its entirety and replaced by the following:
“Repurchase Rate”: A rate equal to Term SOFR plus 1.15% per annum.
Section 3. Effectiveness of This Amendment. This Amendment shall not be effective until the Purchaser receives (i) a counterpart of this Amendment executed by the Seller, Servicer and the Purchaser and (ii) any such other documents as the Purchaser may reasonably request (the “Amendment Effective Date”).
Section 4. Seller Representations. The Seller represents and warrants to the Purchaser as follows:
(a)each representation and warranty made or deemed made by the Seller in the RPA is true and correct as of the date hereof, except to the extent that a representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty was true and accurate on and as of such earlier date);

(b)no Event of Repurchase or Event of Default has occurred and is continuing as of the date hereof;

(c)the execution, delivery and performance by the Seller of this Amendment and the RPA, as amended hereby, (i) are within the Seller’s corporate or other organizational powers, (ii) have been duly authorized by all necessary corporate or other organizational action; (iii) do not contravene (A) the Seller’s Organizational Documents, (B) any law, rule or regulation applicable to the Seller, (C) any contractual restriction binding on or affecting the Seller or its property, or (D) any order, writ, judgment, award, injunction or decree binding on or affecting the Seller or its property;

(d)the Amendment and the RPA are legal, valid and binding obligations of the Seller and so long as the Seller acts as Servicer, enforceable against the Seller and the Servicer, as applicable, in accordance with their terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law).
Section 5. Reaffirmation; Effect of Amendment. The Seller and the Servicer each acknowledges and reaffirms that the RPA, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the RPA, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the RPA are hereby amended to refer to the RPA as amended by this Amendment. If any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable. The RPA and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the RPA are hereby amended so that any reference to the RPA shall mean a reference to the RPA amended by this Amendment.
Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles.
Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by fax or by email shall be effective as delivery of a manually executed counterpart of this Amendment. Each party agrees that any electronic signature, whether digital or encrypted, of the parties included in this Amendment is intended to authenticate this writing and to have the same force and effect as a manual signature. The term “Electronic Signature” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures pursuant to the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309) as amended from time to time. Any signature delivered by Transmission shall constitute and be deemed an original signature hereto.
Section 9. ENTIRETY. THIS AMENDMENT, THE RPA, AND ANY OTHER RELATED DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
Section 10. Successors. This Amendment binds and inures to the benefit of the parties hereto and their respective successors and permitted assigns.
[SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.
LIFETIME BRANDS, INC.
as Seller Agent, a Seller and initial Servicer

By /s/ Laurence Winoker
Name: Laurence Winoker
Title: Executive Vice President, Treasurer and Chief Financial         Officer
HSBC BANK USA, NATIONAL ASSOCIATION,
as Purchaser

By /s/ Yahaira Soto
Name: Yahaira Soto
Title: GTRF, US Head of Implementation